TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-3574 – PremierSolutions Standard

333-72042       HV-4899 – PremierSolutions New Jersey Institutions of Higher Education

333-72042       HV-5244 – PremierSolutions Standard (Series II)

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Supplement dated May 26, 2021 to your Prospectus

FUND NAME CHANGE

IVY FUNDS

Effective July 1, 2021, the Ivy Small Cap Growth Fund will be re-named Delaware Ivy Small Cap Growth Fund.

As a result of the change, all references to the Ivy Small Cap Growth Fund in your Prospectus will be deleted and replaced with Delaware Ivy Small Cap Growth Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.